EXHIBIT 99.2

                             JOINT FILER INFORMATION
                             -----------------------

Name:  GSC Active Partners Holdings, L.P.

Address:  500 Campus Drive, Suite 220
          Florham Park, NJ 07932

Designated Filer:  GSC Group, Inc.

Date of Event Requiring Statement: June 19, 2007

Issuer and Ticker Symbol: RAM Holdings Ltd. [RAMR]

                       GSC ACTIVE PARTNERS HOLDINGS, L.P.

                       By:  GSC Active Partners, Inc.
                            its general partner

                       By:  /s/ David L. Goret                   June 21, 2007
                            ------------------------------       -------------
                            Name:  David L. Goret                     Date
                            Title: Managing Director and
                                   Secretary

Name:  GSC Active Partners, Inc.

Address:  500 Campus Drive, Suite 220
          Florham Park, NJ 07932

Designated Filer:  GSC Group, Inc.

Date of Event Requiring Statement: June 19, 2007

Issuer and Ticker Symbol: RAM Holdings Ltd. [RAMR]

                       GSC ACTIVE PARTNERS, INC.


                       By:  /s/ David L. Goret                   June 21, 2007
                            ------------------------------       -------------
                            Name:  David L. Goret                     Date
                            Title: Managing Director and
                                   Secretary

Name:  Robert F. Cummings, Jr.

Address:  500 Campus Drive, Suite 220
          Florham Park, NJ 07932

Designated Filer:  GSC Group, Inc.

Date of Event Requiring Statement: June 19, 2007

Issuer and Ticker Symbol: RAM Holdings Ltd. [RAMR]

                       By:  /s/ Andrew J. Wagner                 June 21, 2007
                            ------------------------------       -------------
                       As Attorney in Fact*                           Date


                       By:  /s/ Robert A. Hamwee
                            ------------------------------
                       As Attorney in Fact*


                       *Attorneys-in-Fact under Power of Attorney, dated February 14, 2007, incorporated by reference to
                       Exhibit 24 to the Form 3 for Ram Holdings Ltd. filed by GSC Group, Inc. et al. on the date hereof, with the Securities and Exchange Commission.

Name:  Joseph H. Wender

Address:  500 Campus Drive, Suite 220
          Florham Park, NJ 07932

Designated Filer:  GSC Group, Inc.

Date of Event Requiring Statement: June 19, 2007

Issuer and Ticker Symbol: RAM Holdings Ltd. [RAMR]

                       By:  /s/ Andrew J. Wagner                 June 21, 2007
                            ------------------------------       -------------
                       As Attorney in Fact*                           Date


                       By:  /s/ Robert A. Hamwee
                            ------------------------------
                       As Attorney in Fact*


                       *Attorneys-in-Fact under Power of Attorney, dated February 14, 2007, incorporated by reference to
                       Exhibit 24 to the Form 3 for Ram Holdings Ltd. filed by GSC Group, Inc. et al. on the date hereof, with the Securities and Exchange Commission.

Name:  Alfred C. Eckert III

Address:  500 Campus Drive, Suite 220
          Florham Park, NJ 07932

Designated Filer:  GSCP (NJ), Inc.

Date of Event Requiring Statement: June 19, 2007

Issuer and Ticker Symbol: RAM Holdings Ltd. [RAMR]


                       By:  /s/ Andrew J. Wagner                 June 21, 2007
                            ------------------------------       -------------
                            As Attorney in Fact*                 Date


                       By:  /s/ Robert A. Hamwee                 June 21, 2007
                            ------------------------------       -------------
                            As Attorney in Fact*                 Date

                       *Attorneys-in-Fact under Power of Attorney, dated January 4, 2002, incorporated by reference to Exhibit 7(L) to the Schedule 13D/A for Moore Corporation Limited filed by Greenwich Street Capital Partners II, L.P.
                       et al. on January 7, 2002, with the Securities and Exchange Commission.

Name:  Robert A. Hamwee

Address:  500 Campus Drive, Suite 220
          Florham Park, NJ 07932

Designated Filer:  GSCP (NJ), Inc.

Date of Event Requiring Statement: June 19, 2007

Issuer and Ticker Symbol: RAM Holdings Ltd. [RAMR]


                       By:  /s/ Andrew J. Wagner                 June 21, 2007
                            ------------------------------       -------------
                            As Attorney in Fact*                 Date


                       By:  /s/ Robert A. Hamwee                 June 21, 2007
                            ------------------------------       -------------
                            As Attorney in Fact*                 Date


                       *Attorneys-in-Fact under Power of Attorney, dated January 4, 2002, incorporated by reference to Exhibit 7(L) to the Schedule 13D/A for Moore Corporation Limited filed by Greenwich Street Capital Partners II, L.P.
                       et al. on January 7, 2002, with the Securities and Exchange Commission.

Name:  Richard M. Hayden

Address:  500 Campus Drive, Suite 220
          Florham Park, NJ 07932

Designated Filer:  GSCP (NJ), Inc.

Date of Event Requiring Statement: June 19, 2007

Issuer and Ticker Symbol: RAM Holdings Ltd. [RAMR]


                       By:  /s/ Andrew J. Wagner                 June 21, 2007
                            ------------------------------       -------------
                            As Attorney in Fact*                 Date


                       By:  /s/ Robert A. Hamwee                 June 21, 2007
                            ------------------------------       -------------
                            As Attorney in Fact*                 Date


                       *Attorneys-in-Fact under Power of Attorney, dated January 4, 2002, incorporated by reference to Exhibit 7(L) to the Schedule 13D/A for Moore Corporation Limited filed by Greenwich Street Capital Partners II, L.P.
                       et al. on January 7, 2002, with the Securities and Exchange Commission.

Name:  Andrew Wagner

Address:  500 Campus Drive, Suite 220
          Florham Park, NJ 07932

Designated Filer:  GSCP (NJ), Inc.

Date of Event Requiring Statement: June 19, 2007

Issuer and Ticker Symbol: RAM Holdings Ltd. [RAMR]


                       By:  /s/ Andrew J. Wagner                 June 21, 2007
                            ------------------------------       -------------
                                                                 Date